DREYFUS BASIC GNMA FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Basic GNMA Fund. For its annual reporting period ended December 31, 1996, your Fund produced a total return of 4.81%*, as compared to the Lehman Brothers GNMA Index total return of 5.53% for the same period. ** Income dividends of approximately $.985 per share were paid, which is equivalent to an annualized distribution rate per share of 6.45%.***
THE ECONOMY
    Over the reporting period, the economy has grown moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year: however, by year-end, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.
    During the fiscal year, inflation at the consumer level of the economy remained in the 3% range, and was accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just 0.1% in November and a mere 0.6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.
    Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth remained moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market: existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth appeared to have underlying strength: monthly increases in workers added to payrolls moved higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.
    Lending optimism to the prospect for continued economic growth was the report from The Conference Board _ a private research group _ that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year: both factory orders and industrial production rose moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods _ those items intended to last three or more years _ declined.
    Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.
MARKET ENVIRONMENT
    In the second half of 1996 yields remained stable; the yield on the 30-year Treasury remained in a trading range of 75 basis points. One of the more technical aspects stabilizing interest rates was an inflow of demand from foreign investors. In particular, Japanese investors more than doubled their investment in the U.S. bond markets over the last half of 1996. With the Dollar/Yen exchange rates aiding this flow, our expectations are for continued stability in U.S. interest rates. Additionally, if the Federal Reserve remains on the sidelines for the first quarter of 1997 as it did in 1996, this should cause interest rate volatility to trend lower.
    1996 was a year when investors continued to demand higher yielding assets. Investors turned to mortgage securities because stable long-term interest rates and lower volatility created a favorable environment. With interest rates remaining in a tight range, there was less incentive for homeowners to refinance their mortgages. Homeowner loan refinancings are the primary contributor of mortgage prepayments. Therefore less homeowner refinancing creates more stable yields and greater demand for mortgage securities. This increased demand for mortgage securities occurred during a year when the supply was low.
THE PORTFOLIO
    During most of 1996 the portfolio was positioned defensively. Hence, with a shorter duration than the index and an emphasis on premium seasoned securities, the fund had strong performance in the second and third quarter. Unfortunately this same portfolio strategy proved less than optimal for the fourth quarter. The 10 year Treasury rallied from 6.60% in early October to a low of 6.10% in early December. This caused some premium securities to experience faster prepayments and widening yield spreads.
    Incorporating our economic outlook and market environment analysis into managing the portfolio, we have made a number of adjustments to the Fund. The portfolio is positioned with expectations that demand from overseas will continue to sustain the 10- and 30-year Treasury rates and that the yield curve will also flatten. We have increased our total mortgage holdings. Also, the duration of the Fund was increased to 4.72, approximately one year longer in duration than the Lehman Brothers GNMA Index at 3.69. This was accomplished by lowering the Fund's exposure to 30-year GNMA 7.0% securities issued in 1994 and 1993, while increasing our exposure to 30-year U.S. Treasuries.
    Another significant change in the portfolio has been the addition of GNMA II adjustable rate mortgage-backed securities, better known as ARMS. In particular, on December 31, 1996, the Fund held a 15% weighting in GNMA II 5.50% ARMS and a 3% weighting in GNMA II 5.00% ARMS. These are discount dollar-priced securities where their coupon adjusts annually based on the level of the one-year constant maturity U.S. Treasury plus a 150 basis-point margin. For a low duration product, in our opinion, GNMA II ARMS offer a very attractive yield. These securities tend to have short durations and we believe could pose less interest rate risk to the investor than fixed rate mortgage securities. Additionally, GNMA II ARMS have historically increased in value when interest rate volatility has declined and the yield curve has flattened. To purchase these positions we utilized cash and we also sold a combination of seasoned 30-year GNMA 7% and seasoned 15-year GNMA 7%.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          (Garitt A. Kono.Signature Logo)
                              Garitt A. Kono
                              Portfolio Manager
January 15, 1997
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Unlike the Fund, the Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS BASIC GNMA FUND                                                         DECEMBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BASIC GNMA
FUND AND
THE LEHMAN BROTHERS GNMA INDEX

$23,185
Lehman Brothers
GNMA Index*
Dollars
$21,546
Dreyfus BASIC GNMA
Fund
*Source: Lehman Brothers
Average Annual Total Returns
                        One Year Ended               Five Years Ended          From Inception (8/5/87)
                      December 31, 1996             December 31, 1996            to December 31, 1996
                     -------------------           -------------------        -------------------------
                            4.81%                         7.09%                         8.50%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus BASIC GNMA Fund on 8/5/87 (Inception Date) to a $10,000 investment made in the Lehman Brothers GNMA Index on that date. For comparative purposes, the value of the Index on 7/31/87 is used as the beginning value on 8/5/87. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS BASIC GNMA FUND
STATEMENT OF INVESTMENTS                                                                                   DECEMBER 31, 1996
                                                                                                     Principal
Bonds and Notes_121.4%                                                                                 Amount          Value
                                                                                                   ------------     -----------
Mortgage-Backed Securities_97.2%
Government National Mortgage Association I:
  6 1/2% (a)................................................................                     $   3,500,000  $   3,328,255
  7 1/2% (a)................................................................                         3,500,000      3,492,335
  7 1/2%, 8/15/2025 (b).....................................................                         3,615,723      3,632,641
  7 1/2%, 11/15/2010-7/15/2023..............................................                         4,061,643      4,110,681
  8%, 2/15/2025 (b).........................................................                         2,191,161      2,245,244
  8%, 6/15/2017-4/15/2022...................................................                           867,632        892,382
  8 1/2%, 8/15/2018-3/15/2022...............................................                         1,913,590      2,003,424
  9%, 5/15/2016-11/15/2022..................................................                         2,011,988      2,145,790
  9 1/2%, 1/15/2017-12/15/2021..............................................                         1,702,949      1,850,091
                                                                                                                  ------------
                                                                                                                   23,700,843
                                                                                                                  ------------
Government National Mortgage Association II:
  5% (a,c)..................................................................                         1,000,000        975,000
  5 1/2% (a,c)..............................................................                         8,933,001      8,847,783
  9%, 3/20/2016-7/20/2025...................................................                         2,130,367      2,233,802
  9 1/2%, 9/20/2021-12/20/2021..............................................                           321,167        346,482
                                                                                                                  ------------
                                                                                                                   12,403,067
                                                                                                                  ------------
Government National Mortgage Association I,
  Project Loan:
  7%, 4/15/2021-1/15/2036...................................................                         1,884,972      1,836,969
  7 1/8% (a)................................................................                         2,000,000      1,965,000
  7 1/4% (a)................................................................                         8,718,200      8,628,228
  9 1/4%, 10/15/2023........................................................                           955,904      1,021,919
                                                                                                                  ------------
                                                                                                                   13,452,116
                                                                                                                  ------------
Federal Home Loan Mortgage Corp.,
  Real Estate Mortgage Investment Conduit:
  Ser. 86, Cl. F,
    9%, 10/15/2020 (b)......................................................                           300,000        324,780
  Ser. 128, Cl. H,
    8 3/4%, 9/15/2019 (b)...................................................                           440,282        447,653
  Ser. 1030, Cl. E,
    9%, 3/15/2019 (b).......................................................                           480,469        490,064
  Ser. 1092, Cl. J,
    8 1/2%, 5/15/2020 (b)...................................................                         1,000,000      1,032,660
  Ser. 1455, Cl. K,
    7%, 6/15/2020 (b).......................................................                         1,500,000      1,483,875
                                                                                                                  ------------
                                                                                                                    3,779,032
                                                                                                                  ------------
Federal National Mortgage Association:
  7.13%, 1/1/2012...........................................................                         2,500,000      2,500,000
  Real Estate Mortgage Investment Conduit;
  Cl. G27-E,
    8 1/2%, 2/25/2018 (b)...................................................                           181,824        181,878
                                                                                                                  ------------
                                                                                                                    2,681,878
                                                                                                                  ------------
Total Mortgage-Backed Securities............................................                                       56,016,936
                                                                                                                  ============


DREYFUS BASIC GNMA FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       DECEMBER 31, 1996
                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount           Value
                                                                                               --------------   -------------

U.S. Treasury Notes_24.2%
  5 3/4%, 12/31/1998 (b)....................................................                     $   7,000,000   $  6,984,141
  6 1/8%, 12/31/2001 (b)....................................................                         7,000,000      6,974,844
                                                                                                                  ------------
                                                                                                                   13,958,985
                                                                                                                  ============
TOTAL BONDS AND NOTES
  (cost $69,898,391)........................................................                                     $ 69,975,921
                                                                                                                  ============
Short-Term Investments_25.3%
Repurchase Agreements:
Lanston (Aubrey G.) & Co., Inc., 5 3/4%
  Dated 12/31/1996, Due 1/2/1997 in the amount of $7,302,332 (fully collateralized
  by $7,291,000 U.S. Treasury Notes, 6 1/2%, 4/30/1997, value $7,394,952) (b)                    $   7,300,000   $  7,300,000
Nikko Securties Co. International, Inc., 5 3/4%
  Dated 12/31/1996, Due 1/2/1997 in the amount of $7,302,332 (fully collateralized
  by $7,372,000 U.S. Treasury Notes, 5 3/8%, 11/30/1997, value $7,372,279) (b)                       7,300,000      7,300,000
                                                                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $14,600,000)........................................................                                     $ 14,600,000
                                                                                                                  ============
TOTAL INVESTMENTS
  (cost $84,498,391)........................................................                             146.7%  $ 84,575,921
                                                                                                        ======   =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                             (46.7%)  $(26,910,459)
                                                                                                        ======   =============
NET ASSETS..................................................................                             100.0%  $ 57,665,462
                                                                                                        ======   =============
Notes to Statement of Investments:
    (a)  Purchased on a forward commitment basis.
    (b)  Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
    (c)  Adjustable rate mortgage-interest rate subject to change periodically.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                       DECEMBER 31, 1996
                                                                                                     Cost           Value
                                                                                               --------------   -------------
ASSETS:                          Investments in securities_Note 1(a,b)
                                 (including Repurchase Agreements of $14,600,000)              $  84,498,391    $  84,575,921
                                 Cash.......................................                                          258,112
                                 Receivable for investment securities sold..                                       24,875,382
                                 Interest receivable........................                                          315,141
                                 Receivable for shares of Beneficial Interest subscribed                               98,959
                                 Paydowns receivable........................                                           21,218
                                 Prepaid expenses...........................                                           15,970
                                                                                                                  ------------
                                                                                                                  110,160,703
                                                                                                                  ------------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         47,522
                                 Payable for investment securities purchased                                       52,317,278
                                 Payable for shares of Beneficial Interest redeemed                                    74,117
                                 Accrued expenses...........................                                           56,324
                                                                                                                  ------------
                                                                                                                   52,495,241
                                                                                                                  ------------
NET ASSETS..................................................................                                    $  57,665,462
                                                                                                                ==============
REPRESENTED BY:                  Paid-in capital............................                                    $  57,220,184
                                 Accumulated net realized gain (loss) on investments                                  367,748
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4......................                                           77,530
                                                                                                                 ------------
NET ASSETS..................................................................                                     $ 57,665,462
                                                                                                                ==============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
AUTHORIZED)                      ...........................................                                        3,809,797
NET ASSET VALUE, offering and redemption price per share....................                                           $15.14
                                                                                                                      =======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
STATEMENT OF OPERATIONS                                                                       YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME

INCOME                           Interest Income............................                                     $ 3,949,047
EXPENSES:                        Management fee_Note 3(a)...................                   $    331,359
                                 Shareholder servicing costs_Note 3(b)......                        179,207
                                 Trustees' fees and expenses_Note 3(c)......                         37,107
                                 Audit fees.................................                         25,640
                                 Custodian fees_Note 3(b)...................                         20,301
                                 Registration fees..........................                         19,357
                                 Legal fees.................................                         17,575
                                 Prospectus and shareholders' reports.......                          3,570
                                 Miscellaneous..............................                         13,585
                                                                                                 -----------
                                       Total Expenses.......................                         647,701
                                 Less_reduction in management fee due to
                                     undertaking_Note 3(a)..................                        (288,728)
                                                                                                 -----------
                                       Net Expenses.........................                                         358,973
                                                                                                                  -----------
INVESTMENT INCOME_NET.......................................................                                       3,590,074
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                    $    560,242
                                 Net unrealized appreciation (depreciation) on investments        (1,566,344)
                                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                      (1,006,102)
                                                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $ 2,583,972
                                                                                                                  ===========



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Year Ended                  Year Ended
                                                                                 December 31, 1996           December 31, 1995
                                                                                -------------------         -------------------
OPERATIONS:
  Investment income_net..........................................                    $   3,590,074            $   3,425,681
  Net realized gain (loss) on investments........................                          560,242                1,605,147
  Net unrealized appreciation (depreciation) on investments......                       (1,566,344)               2,562,661
                                                                                     --------------           --------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                      2,583,972                7,593,489
                                                                                     --------------           --------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net..........................................                       (3,609,453)              (3,415,254)
                                                                                     --------------           --------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold..................................                       18,750,779                22,533,965
  Dividends reinvested...........................................                        2,422,189                 2,239,783
  Cost of shares redeemed........................................                   (18,096,600)                 (18,274,607)
                                                                                     --------------           --------------
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions              3,076,368                 6,499,141
                                                                                     --------------           --------------
      Total Increase (Decrease) in Net Assets....................                        2,050,887                10,677,376
NET ASSETS:
  Beginning of Period............................................                       55,614,575                44,937,199
                                                                                     --------------           --------------
  End of Period..................................................                     $ 57,665,462              $ 55,614,575
                                                                                     ==============           ===============
UNDISTRIBUTED INVESTMENT INCOME_NET..............................                        ___                  $       19,379
                                                                                     --------------           --------------
                                                                                         Shares                   Shares
                                                                                    --------------           --------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................                       1,243,306                1,509,390
  Shares issued for dividends reinvested.........................                         161,081                  150,171
  Shares redeemed................................................                      (1,200,815)              (1,227,891)
                                                                                    --------------           --------------
    Net Increase (Decrease) in Shares Outstanding................                         203,572                  431,670
                                                                                    ==============           ==============



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                      Year Ended December 31,
                                                               -------------------------------------------------------------
PER SHARE DATA:                                                   1996        1995        1994         1993        1992
                                                               ---------   ---------    ---------    ---------    ----------
    Net asset value, beginning of period.........                $15.42      $14.16       $15.39      $15.20       $15.34
                                                               ---------   ---------    ---------    ---------    ----------
    Investment Operations:
    Investment income_net........................                   .98        1.03         1.08        1.11         1.16
    Net realized and unrealized gain (loss)
      on investments.............................                  (.27)       1.25        (1.23)        .19         (.14)
                                                               ---------   ---------    ---------    ---------    ----------
    Total from Investment Operations.............                   .71        2.28         (.15)       1.30         1.02
                                                               ---------   ---------    ---------    ---------    ----------
    Distributions:
    Dividends from investment income_net.........                  (.99)      (1.02)       (1.08)      (1.11)       (1.16)
                                                               ---------   ---------    ---------    ---------    ----------
    Net asset value, end of period...............                $15.14      $15.42       $14.16      $15.39        $15.20
                                                               =========   =========    =========    =========    ==========
TOTAL INVESTMENT RETURN..........................                  4.81%      16.62%        (.99%)      8.75%        7.02%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                   .65%        .50%         .06%        _             _
    Ratio of net investment income
      to average net assets......................                  6.50%       6.86%        7.34%       7.15%        7.70%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                   .52%        .78%        1.43%       1.28%        1.42%
    Portfolio Turnover Rate......................                332.96%     254.36%      290.20%      34.02%      30.99%
    Net Assets, end of period (000's Omitted)....               $57,665     $55,615      $44,937     $54,224      $45,280




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC GNMA Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding U.S.
Government obligations and short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS BASIC GNMA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2--BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended December 31, 1996, the Fund did not borrow under the line of credit.
NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. However, the Manager has undertaken through June 30, 1998 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of
 .65 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $288,728 during the period ended December 31, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $113,809 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $47,334 during the period ended December 31, 1996.
    Effective May 29, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $11,728 was charged to Mellon pursuant to the custody agreement.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation .

DREYFUS BASIC GNMA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $193,032,358 and $176,812,849, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was $77,530, consisting of $608,421 gross unrealized appreciation and $530,891 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC GNMA FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS BASIC GNMA FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC GNMA Fund, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC GNMA Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              (Ernst & Young, LLP)
New York, New York
February 5, 1997
(Dreyfus Lion D Logo)
DREYFUS BASIC
GNMA FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                           080AR9612
(Dreyfus Logo)
BASIC
GNMA
Fund
Annual Report
December 31, 1996